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EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify that the Quarterly Report on Form 10-Q/A for the quarter ended December 31, 2004 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:  November 18, 2005              /s/ Joseph H. Moglia
                                       -----------------------------------------
                                       Joseph H. Moglia
                                       Chief Executive Officer

Dated:  November 18, 2005              /s/ John R. MacDonald
                                       -----------------------------------------
                                       John R. MacDonald
                                       Executive Vice President, Chief Financial
                                           Officer, Chief Administrative Officer
                                           and Treasurer